EXHIBIT 99.2

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
See Exhibit 99.3 for an index to Financial Statements and Financial Statement Schedules. Such Financial Statements and Financial Statement Schedules are incorporated herein by reference.

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